EXPENSES BY NATURE AND OTHER INCOME AND EXPENSES ITEMS, Other Operating Income / (Expenses) (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Other Operating Income (Expenses) [Abstract]
Net gains on disposal of cryptocurrencies	$ 3,981	$ 471
Change in fair value of cryptocurrency-settled receivables and payables	32	0
Reversal / (recognition) of impairment loss of cryptocurrencies	(823)	1
Net losses on disposal of mining machines	0	(572)
Others	(13)	0
Total	$ 3,177	$ (100)